SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of the date set forth on the signature page hereto, by and among AVRA Surgical Robotics, Inc., a Delaware corporation (the “Company”) with an address at c/o Stamell & Schager, LLP, 1 Liberty Plaza 35th Floor, New York, NY 10006, and the purchaser executing a signature page attached hereto (individually, a “Purchaser” and collectively, the "Purchasers").

W I T N E S S E T H:

WHEREAS, the Purchaser wants to invest in the Company and the Company desires to issue and sell shares (the “Shares”) of the common stock, par value $.0001 per share, of the Company (the “Common Stock”) at a per share purchase price equal to $3.00 per share (the "Purchase Price") and including for each share a warrant to purchase an additional share a stated price during a stated time period (the “Warrant”),

NOW, THEREFORE, in consideration of the premises, conditions and promises herein contained, the parties hereto agree as follows:

1.	PURCHASE AND SALE OF SHARES

1.1          Sale and Issuance of Shares

(a)          Sale of Shares. Upon the terms and subject to the conditions set forth in this Agreement, in consideration of the Purchase, the Company agrees to issue and sell to each of the Purchasers and each Purchaser agrees to purchase from the Company, the number of Shares set forth on the signature page hereto, at $3.00 per share, for the aggregate Purchase Price set forth on each Purchaser's signature page.

(b)          Warrant to Purchase Additional Shares. Purchaser shall have the right at any time during the period four (4) years after the date this Agreement is executed to purchase an additional share of Common Stock at a price of $5.00 for each share purchased pursuant to §1.1(a) above by giving the Company written notice of his exercise of this right and delivering to the Company the purchase price per share required.

(c)          Place of Closing. The completion of the purchase and sale of the Shares hereunder (the “Closing”) shall take place by electronic communication at such time as the Company and the Purchaser agree, subject to the satisfaction of all conditions herein.

(d)          Deliveries.

(i)          The Company shall deliver to the Purchaser a certificate representing the number of Shares purchased by such Purchaser, duly executed by the Company, within 10 business days after Closing; and

(ii)          At or prior to the Closing, the Purchaser shall deliver to the Company the Purchase Price in immediately available funds to such account as the Company may designate.

(iii)          The Company and the Purchaser shall deliver this Agreement duly executed at the Closing.

1.2          Use of Proceeds. The Company shall use the proceeds of the sale of the Shares for general working capital purposes.

2.	REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

The Company hereby represents, warrants and covenants to the Purchaser as follows:

2.1          Organization; Good Standing. The Company has been duly incorporated or organized, is validly existing as a corporation or other applicable business entity and is in good standing under the laws of the State of Delaware and has the requisite power to carry on its business as now conducted.

2.2          Authorization. The Company has the requisite power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by the board of directors of the Company and no other actions on the part of the Company are necessary to authorize this Agreement or the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally or by general principles of equity. The Company shall have authorized the issuance of the Shares, pursuant to the terms and conditions of this Agreement, and, when issued, sold and delivered in accordance with this Agreement for the consideration described herein, shall be duly authorized and validly issued, are fully paid and nonassessable, and were issued in accordance with the registration or qualification provisions of any applicable securities laws or pursuant to valid exemptions therefrom.

2.3          Consents. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person in connection with the valid execution, delivery and performance by the Company or the offer, sale or issuance of the Shares other than the filing of a Form D Notice of Exempt Offering of Securities (“Form D”) with the Commission, if deemed advisable by the Company, and such filings as are required to be made under applicable state securities laws.

2.4          Compliance. To the knowledge of the Company’s officers and directors, no claim has been filed against the Company alleging a violation of any applicable laws or regulations of foreign, federal, state and local governments and all agencies thereof. The Company holds all of the material permits, licenses, certificates or other authorizations of foreign, federal, state or local governmental agencies required for the conduct of its business as presently conducted.

2.5          Questionable Payments. Neither the Company, nor any employee, agent or representative of the Company, has, directly or indirectly, made any bribes, kickbacks, illegal payments or illegal political contributions using the Company’s funds or made any payments from the Company’s funds to any governmental officials for improper purposes or made any illegal payments from the Company to obtain or retain business.

3.	REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

The Purchaser hereby represents and warrants to the Company, solely as to itself, as follows:

3.1          Authorization. The Purchaser has full power and authority to enter into this Agreement, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. This Agreement constitutes a valid and legally binding obligation of such Purchaser, enforceable in accordance with their respective terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

3.2          Investment. The Purchaser is acquiring the Shares solely for investment and for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution thereof. The Purchaser has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any part of any of the Shares and the Purchaser has no plans to enter into any such agreement or arrangement.

3.3          Accredited Purchaser. The Purchaser is an “Accredited Investor” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”) and has truthfully and accurately completed the Accredited Investor Questionnaire attached to this Agreement as Exhibit A and will submit to the Company such further assurances of such status as may be reasonably requested by the Company. The Purchaser represents to the Company that any information which the undersigned has heretofore furnished or is furnishing herewith to the Company is complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under Federal and state securities laws in connection with the offering and sale of the Shares.

3.4          Adequate Information. The Purchaser and the Purchaser’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, the “Advisors”), have had a reasonable opportunity to ask questions of and receive answers from the Company’s officers and any other persons authorized by the Company to answer such questions, concerning, among other related matters, this Agreement, the Shares, and the business, financial condition, results of operations and prospects of the Company and all such questions have been answered by the Company to the full satisfaction of the Purchaser and its Advisors, if any. The Purchaser also acknowledges that the Company may repurchase or issue and sell shares of the Common Stock of the Company at a per share purchase price that may be less than or greater than the Purchase Price paid for the Shares and such Purchaser has had the opportunity to consult with its Advisors with respect to the tax implications regarding the purchase of the Shares.

3.5          Non-Reliance. In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or other information (oral or written) other than as stated in this Agreement or as contained in documents so furnished to the Purchaser or its Advisors, if any, by the Company in writing. The Purchaser is not relying on the Company, or any of its respective employees or agents with respect to the legal, tax, economic and related considerations of an investment in any the Shares and the Purchaser has relied on the advice of, or has consulted with, only its own Advisors.

3.6          No General Solicitation. The Purchaser is unaware of, is in no way relying on, and did not become aware of the offering of the Shares through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or over the Internet, in connection with the offering and sale of the Shares and is not purchasing the Shares as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally.

3.7          Investor Suitability. The Purchaser understands and agrees that purchase of the Shares is a high risk investment and the Purchaser is able to afford an investment in a speculative venture having the risks and objectives of the Company and has adequate means of providing for Purchaser’s current financial needs and foreseeable contingencies and has no need for liquidity from its investment in the Shares for an indefinite period of time. The Purchaser must bear the substantial economic risks of the investment in the Shares indefinitely because none of the Shares may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. The investment is a suitable one for the Purchaser.

3.8          Specific Purpose. The Purchaser that is an entity represents that it was not formed for the specific purpose of acquiring the Shares, is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of any law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Agreement and to carry out the provisions hereof and thereof and to purchase and hold the Shares, the execution and delivery of this Agreement has been duly authorized by all necessary action, this Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Agreement in such capacity and on behalf of the Purchaser and the Purchaser has full right and power to perform pursuant to this Agreement and make an investment in the Company, and represents that this Agreement constitutes a legal, valid and binding obligation of the Purchaser. The execution and delivery of this Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound.

3.9          Brokers or Finders. The Purchaser has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Agreement or the transactions contemplated hereby.

3.10          Restricted Securities. None of the Shares are registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The Purchaser acknowledges that the Shares have not been recommended by any US Federal or State securities commission or regulatory authority and have not confirmed the accuracy or determined the adequacy of this Agreement. The Purchaser understands that the offering and sale of the Shares is intended to be exempt from registration under the Securities Act, by virtue of Section 4(2) thereof and, if deemed advisable by the Company, the provisions of Regulation D promulgated thereunder, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Agreement. The Purchaser understands that the Shares may not be sold, transferred or otherwise disposed of without registration under the Securities Act or an exemption therefrom.

3.11          Legend. The certificates representing the Shares shall be endorsed with the legend in substantially the form set forth below:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT THERETO UNDER SUCH ACT AND APPLICABLE LAWS OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS AND AN OPINION OF COUNSEL TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

4.	MISCELLANEOUS.

4.1          Expenses. The Company and the Purchasers will each pay their own expenses incurred in connection with the negotiation, preparation, execution and delivery of this Agreement.

4.2          Survival. Except as otherwise provided in this Agreement, all representations, warranties, covenants and agreements contained in this Agreement shall survive the execution and delivery of this Agreement and the Closing. No investigation by any of the Purchasers shall affect the survival or enforceability of the Company’s representations, warranties, covenants and agreements contained in this Agreement.

4.3          Notices. All notices and other communications required or permitted under this Agreement shall be deemed to have been duly given and made if in writing and if served by personal delivery to the party for whom intended (which shall include delivery by Federal Express or similar internationally nationally-recognized service) to the following address, or such other address as may be designated in writing hereafter by, such party. All communications will be sent to the Company at c/o Stamell & Schager, LLP, 1 Liberty Plaza 35th Floor, New York, NY 10006 and to Purchaser at the address(es) set forth on the Purchaser's signature page or at such other address(es) as the Company or Purchaser may designate by ten (10) days advance written notice to the other parties to this Agreement.

4.4          Waiver. No delay on the part of any party hereto with respect to the exercise of any right, power, privilege or remedy under this Agreement shall operate as a waiver thereof, nor shall any exercise or partial exercise of any such right, power, privilege or remedy preclude any further exercise thereof or the exercise of any other right, power, privilege or remedy. No modification or waiver by any party hereto of any provision of this Agreement or consent to any departure by any other party therefrom, shall be effective other than in the specific instance and for the purpose for which given.

4.5          Remedies. The rights, powers, privileges and remedies hereunder are cumulative and not exclusive of any other right, power, privilege or remedy the parties hereto would otherwise have.

4.6          Entire Agreement. This Agreement constitute the entire agreement and understanding among the Purchasers and the Company, and supersede all prior agreements and understandings, relating to the subject matter hereof.

4.7          GOVERNING LAW; VENUE. This Agreement shall be governed by and construed in accordance with the laws of THE STATE OF New York, without regard to principles of conflicts of law. venue for any legal action hereunder shall be the state or federal courts located in the STATE OF New YOrk.

4.8          Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Facsimile signatures shall bind the parties hereto to the same extent as original signatures.

4.9          Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement and without affecting the validity or enforceability of such provision in any other jurisdiction.

4.10          Cross References. References in this Agreement to any section are, unless otherwise specified, to such section of this Agreement.

4.11          Headings. The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provisions hereof.

4.12          Amendment and Waiver. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement will be effective unless such modification, amendment or waiver is approved in writing by the Company and the Purchaser. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement.

4.13          Binding Effect. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties (including transferees of the Shares). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

4.14          Construction. The parties hereto agree that this Agreement is the product of negotiations between sophisticated parties and individuals, all of whom were represented by separate counsel, and each of whom had an opportunity to participate in, and did participate in, the drafting of each provision hereof. Accordingly, ambiguities in this Agreement, if any, shall not be construed strictly or in favor of or against any party hereto but rather shall be given a fair and reasonable construction without regard to the rule of contra proferentem. As used in this Agreement, the word “including” shall mean “including without limitation” and the masculine gender shall include the feminine and the neuter gender.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Agreement as of December __, 2012.

COMPANY:
AVRA SURGICAL ROBOTICS, INC.
By:
Name: Jared B. Stamell Title: Vice President

SECURITIES PURCHASE AGREEMENT

PURCHASER SIGNATURE PAGE

____________________________________

Purchaser Name (Please print or type.)

____________________________________

Signature

____________________________________

Capacity in which signed (if other than individual)

Dated as of: _________________, 2012

Aggregate number of Shares purchased: _______________

Aggregate Purchase Price: $_______________

Purchaser Address:

(Please print or type.)

___________________________________________

___________________________________________

___________________________________________

___________________________________________

Exhibit A

Accredited Investor Questionnaire